Exhibit 99.1

Filed by Real Goods Solar, Inc.

(Commission File No. 001-34044)

Pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Real Goods Solar to Acquire Mercury Solar Systems, a Premier Solar Solutions Provider

LOUISVILLE, CO., August 9, 2013 – Real Goods Solar, Inc. (NASDAQ: RSOL), a nationwide leader of turnkey solar energy solutions for residential, commercial, and utility customers, has signed a definitive agreement to acquire Mercury Energy, Inc. d/b/a Mercury Solar Systems in a merger transaction. Based in Port Chester, New York, Mercury Solar Systems is one of the region’s top solar companies.

Real Goods Solar will issue 7.9 million shares of its class A common stock, subject to certain adjustments based on closing working capital and the price of the class A common stock, as the consideration for the acquisition of Mercury. The transaction is subject to the approval of the shareholders of each of Real Goods Solar and Mercury. A representative of Mercury’s current board will be nominated to join Real Goods Solar’s board of directors.

Mercury Energy was formed in 2008. The company has installed more than 50 megawatts of solar projects that have cumulatively generated over $250 million in revenues, including $35 million in 2012. Mercury’s assets include approximately $10 million of cash, and it has no debt. After the transaction closes, the cash balance will be available to Real Goods Solar for general corporate purposes and to accelerate the growth of the combined business.

Upon closing, Mercury will bring more than 50 employees to Real Goods Solar, including three seasoned executives: Jared Haines, Mercury’s co-founder and president, has had a successful career in sales of commercial solar systems and was instrumental in building the Mercury Solar Systems business and brand. Upon closing of the transaction, he will lead commercial sales in the Northeast as vice president of sales at RGS Energy, the Commercial and Utility Division of Real Goods Solar. Anthony Coschigano, a co-founder of Mercury with years of solar engineering and construction experience, will become vice president of Northeast Operations at RGS Energy helping the combined business to further improve all facets of systems deployment and productivity. Andrew Zaref, Mercury’s CFO and COO with more than 20 years of capital raising and financial management experience in high-growth businesses, will become vice president of Project Finance at Real Goods Solar, where he will lead the company’s residential and commercial financing and asset management strategies.

“This transaction brings together two of the country’s highly respected and experienced solar companies, creating a very strong and talented team to increase our market reach and our overall depth and breadth of capabilities,” said Kam Mofid, CEO of Real Goods Solar. “This acquisition significantly expands our presence as a major solar solutions provider in key solar markets across the East Coast. As an added benefit, it also strengthens our balance sheet with additional working capital that we expect to use to further accelerate growth in key markets across the country.”

Haines commented: “Mercury’s years of industry experience in designing and installing solar systems, including nearly 2,000 solar installations of varying complexity and size for commercial, residential and utility customers, is highly complementary to the business of Real Goods Solar. As we join forces with Real Goods Solar, our combined size, scale, and financial resources will enable us to increase not only our customer acquisition and project development capabilities, but to do so while bringing to our customers more comprehensive end-to-end solutions, including attractive project finance options.”

About Real Goods Solar and RGS Energy

Real Goods Solar, Inc. (RSOL) is one of the nation’s pioneering solar energy companies serving commercial, residential, and utility customers. Beginning with one of the very first photovoltaic panels sold to the public in the U.S. in 1978, the company has installed more than 15,000 solar power systems representing well over 100 megawatts of 100% clean renewable energy. Real Goods Solar makes it very convenient for customers to save on their energy bill by providing a comprehensive solar solution, from design, financing, permitting and installation to ongoing monitoring, maintenance and support. As one of the nation’s largest and most experienced solar power players, the company has 15 offices across the West and the Northeast. It services the commercial and utility markets through its RGS Energy division. For more information, visit RealGoodsSolar.com or RGSEnergy.com, on Facebook at http://facebook.com/realgoodssolar and on Twitter at http://twitter.com/realgoodssolar.

Additional Information About the Transaction

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The transaction described herein will be submitted to the shareholders of each of Real Goods Solar and Mercury Energy for approval. Real Goods Solar plans to file with the Securities and Exchange Commission a registration statement on Form S-4 containing a proxy statement/prospectus of Real Goods Solar and other relevant documents in connection with the transaction. SHAREHOLDERS ARE URGED TO READ IN THEIR ENTIRETY THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REAL GOODS SOLAR, MERCURY AND THE PROPOSED TRANSACTION.

A free copy of the registration statement and proxy statement/prospectus, once available, as well as other filings containing information about Real Goods Solar and Mercury, may be obtained at the SEC’s website (www.sec.gov). These documents may also be obtained, free of charge, from the investor relations section of Real Goods Solar’s website (RealGoodsSolar.com) or by directing a request to 833 W. South Boulder Road, Louisville, Colorado 80027, Attention: Secretary, Real Goods Solar, Inc., or to heidi.french@realgoods.com, or to (303)222-8430.

Real Goods Solar and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Real Goods Solar in connection with the transaction. Information about Real Goods Solar’s directors and executive officers is set forth in Real Goods Solar’s Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on April 30, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the transaction when it becomes available. Free copies of these documents may be obtained as described above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-looking Statements

This press release includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as “expect,” “intend,” “believe,” “will,” “should” or comparable terminology or by discussions of strategy. While Real Goods Solar believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause materially different results include, among others, receiving shareholder approval for the transaction described herein, successfully closing the transaction described herein, realizing synergies and other benefits from the transaction described herein, introduction of new products and services, completion and integration of acquisitions, the possibility of negative economic conditions, and other risks and uncertainties included in Real Goods Solar’s filings with the Securities and Exchange Commission. Real Goods Solar assumes no duty to update any forward-looking statements.

Media and Investor Relations Contact:

Ron Both

Liolios Group, Inc.

949-574-3860

RSOL@liolios.com

Company Contact:

Andrew Zaref, CFO and COO

Mercury Energy

914-600-6534

azaref@mercurysolarsystems.com